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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Akorn, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned officer of Akorn, Inc. does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) Except as disclosed in the Explanatory Note on page 3 of the Report, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003

                                              /s/ ARTHUR S. PRZYBYL
                                     ------------------------------------------
                                                 Arthur S. Przybyl
                                              Chief Executive Officer






                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Akorn, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned officer of Akorn, Inc. does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) Except as disclosed in the Explanatory Note on page 3 of the Report, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003

                                                /s/ BERNARD J. POTHAST
                                     ------------------------------------------
                                                  Bernard J. Pothast
                                               Chief Financial Officer